Venerable Insurance and Annuity Company
and the following variable annuities supported by its Variable Annuity Accounts B:

ARCHITECT®
GOLDENSELECT LANDMARK®
GOLDENSELECT ACCESS®
GOLDENSELECT PREMIUM PLUS®
GOLDENSELECT ESII®
GOLDENSELECT DVA PLUS®
SMARTDESIGN SIGNATURE
SMARTDESIGN ADVANTAGE
SMARTDESIGN VARIABLE ANNUITY

and the following variable annuity supported by its Variable Annuity Account EQ:

EQUI-SELECT

Prospectus Supplement Dated January 30, 2020

This supplement updates the Prospectus for your variable annuity contract and subsequent supplements thereto. Please read it carefully and keep it with your Prospectus for future reference.

The following information only affects you if you currently invest in the Subaccounts that correspond to the Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, or the Voya Japan TOPIX Index® Portfolio (each a “Portfolio” and collectively the “Portfolios”).
IF YOUR CONTRACT VALUE IS ALLOCATED TO ANY OF THE PORTFOLIOS AS OF THE LIQUIDATION DATE, YOUR DEATH BENEFIT AND/OR ANY INCOME BENEFIT GUARANTEES MAY BE NEGATIVELY AFFECTED BY THE LIQUIDATIONS.  FOR MORE DETAILS PLEASE SEE BELOW.

IMPORTANT INFORMATION REGARDING UPCOMING FUND LIQUIDATIONS

On January 24, 2020, the Board of Directors of the Portfolios voted to liquidate and terminate the Portfolios. Subject to shareholder approval, the liquidations are expected to take place on or about April 24, 2020 (the “Liquidation Date”).

Voluntary Transfers Before the Liquidation Date. Any time prior to the Liquidation Date you may transfer amounts allocated to a Subaccount that invests in a Portfolio to any other available Subaccount. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271, 1-888-854-5950. See the section of your contract prospectus that deals with transfers among investment options for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

Automatic Reallocation Upon Liquidation. On the Liquidation Date and after our receipt of the proceeds from the liquidation of each Portfolio, amounts allocated to a Subaccount that invested in a Portfolio will be automatically reallocated to the Subaccount that invests in Class S shares of the Voya Government Liquid Assets Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

If your contract value is allocated to any of the Portfolios as of the Liquidation Date and have an enhanced death benefit or an income benefit that distinguishes between “Covered Funds” and “Special Funds,” your enhanced death benefit and/or any income benefit guarantees may be negatively affected by the automatic reallocation of values because of the  liquidations.

More particularly, the automatic reallocation to the Subaccount that invests in the Voya Government Liquid Assets Portfolio upon liquidation of the Portfolios may negatively affect your contract’s enhanced death benefit and/or any income benefit guarantees because the Portfolios are considered Covered Funds but the Voya Government Liquid Assets Portfolio is considered a Special Fund.  Special Funds are treated differently than Covered Funds when calculating certain enhanced death benefits and income benefit guarantees. To protect the value of your enhanced death benefit and/or income benefit guarantees, if applicable, contract owners should seriously consider transferring amounts allocated to the Subaccounts that invest in the Portfolios to other Covered Funds either prior to the Liquidation Date or shortly thereafter.

When considering what to do in relation to the liquidations, please review the sections of your prospectus that discuss how allocation to a Special Fund may impact your contract’s enhanced death benefit and/or any applicable income benefit guarantees.  Also, when considering what action, if any, to take in relation to the liquidations you should consult with your investment professional about how this may affect your financial goals, investment time horizon and risk tolerance.

Information about the Voya Government Liquid Assets Portfolio. The following chart lists the investment adviser and subadviser and the investment objective of the Voya Government Assets Portfolio. More detailed information can be found in the current prospectus and Statement of Additional Information for this fund.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.